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                                                                    EXHIBIT 10.2

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                          REGISTRATION RIGHTS AGREEMENT

                                     between

                      ECHOSTAR COMMUNICATIONS CORPORATION,

                                       and

                             VIVENDI UNIVERSAL, S.A.

                                   ----------

                                   Dated as of

                                January 22, 2002

                                   ----------


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                                TABLE OF CONTENTS


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                                                      ARTICLE I

                                                     DEFINITIONS

SECTION 1.01.           Definitions...............................................................................1


                                                     ARTICLE II

                                                 REGISTRATION RIGHTS

SECTION 2.01.           Piggy-Back Registration...................................................................4
SECTION 2.02.           Demand Registration.......................................................................6
SECTION 2.03.           Other Matters in Connection with Registrations............................................7
SECTION 2.04.           Certain Delay Rights......................................................................7
SECTION 2.05.           Expenses..................................................................................8
SECTION 2.06.           Registration and Qualification............................................................9
SECTION 2.07.           Underwriting.............................................................................12
SECTION 2.08.           Indemnification and Contribution.........................................................12
SECTION 2.09.           Holdback Agreements......................................................................15
SECTION 2.10.           Priority Rights of Holders...............................................................16
SECTION 2.11.           Holder Covenants.........................................................................16
SECTION 2.12.           Termination..............................................................................17


                                                     ARTICLE III

                                                    MISCELLANEOUS

SECTION 3.01.           Amendments and Waivers...................................................................17
SECTION 3.02.           Notices..................................................................................17
SECTION 3.03.           Interpretation...........................................................................18
SECTION 3.04.           Severability.............................................................................18
SECTION 3.05.           Counterparts.............................................................................19
SECTION 3.06.           Entire Agreement; No Third-Party Beneficiaries...........................................19
SECTION 3.07.           Governing Law............................................................................19
SECTION 3.08.           Assignment...............................................................................19
SECTION 3.09.           Enforcement..............................................................................19
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                                       i
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                                    REGISTRATION RIGHTS AGREEMENT (this
                           "Agreement"), dated as of January 22, 2002, between
                           ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada
                           corporation (the "Company"), and the Holders, as
                           defined herein.

                  WHEREAS, pursuant to the Investment Agreement dated as of December 14, 2001 (the "Investment Agreement"), between the Company and Vivendi Universal, S.A., a societe anonyme organized under the laws of France (the "Investor"), and as a condition to the willingness of the Investor to consummate the transactions contemplated by the Investment Agreement, the Company has agreed to grant to the Holders (as defined below) certain registration rights with respect to their respective Registrable Securities (as defined below).

                  NOW, THEREFORE, in consideration of the premises and the consummation of the transactions contemplated by this Agreement and the Investment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   Definitions

                  SECTION 1.01. Definitions.

                  The following terms, when used in this Agreement, shall have the following meanings:

                  "affiliate" of any person means another person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first person.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of that board.

                  "Class A Common Stock" means the Class A common stock, par value $0.01 per share, of the Company.

                  "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

                  "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

                  "CVR Agreement" means the Contingent Value Rights Agreement dated as of January 22, 2002, between the Company and the Investor.

                   "Demand Registration" has the meaning ascribed thereto in
Section 2.02(a)(i).


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                                                                               2


                  "Demand Request" has the meaning ascribed thereto in Section 2.02(a).

                  "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.04.

                  "Effective Period" means the period from the date on which the Merger Agreement is terminated in accordance with its terms until the first date on which all Registrable Securities are eligible for sale in their entirety pursuant to Rule 144 in a 150-day period, based on the then average trading volume of such Registrable Securities.

                  "Governmental Authority" means any federal, state or local court or governmental or regulatory agency or authority or applicable stock exchange or trading market.

                  "Holder" means a person who owns Registrable Securities and is:

                  (i) the Investor;

                  (ii) a wholly owned subsidiary of the Investor; or

                  (iii) any transferee which has acquired from the Investor or a wholly owned subsidiary of the Investor (x) Class A Common Stock that represented 20% or more of the Class A Common Stock issuable upon conversion of all the Preferred Stock (defined below) on the date of issuance of such Preferred Stock, as adjusted for stock splits, combinations, subdivisions and other similar changes to the capital structure of the Company; plus, at any time after the Maturity Date, the Change of Control Date or the Default Payment Date, as applicable (each as defined in the CVR Agreement) (y) at least 20% of the Class A Common Stock, if any, issued pursuant to the settlement of the contingent value rights issued pursuant to the CVR Agreement (the "CVRs").

                  "Inspectors" has the meaning ascribed thereto in Section 2.06(h).

                  "Investment Agreement" has the meaning ascribed thereto in the recitals of this Agreement.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "1934 Act" or "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Merger Agreement" means the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes Electronics Corporation, a Delaware corporation, as it may be amended from time to time.

                  "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

                  "Piggy-back Registration" has the meaning ascribed thereto in
Section 2.01(a).


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                                                                               3


                  "Preferred Stock" means the Series D mandatorily convertible participating preferred stock, par value $0.01 per share, issued pursuant to the Investment Agreement.

                  "Records" has the meaning ascribed thereto in Section 2.06(h).

                  "Registrable Securities" means Class A Common Stock (x) issued or issuable upon conversion of any Preferred Stock issued pursuant to the transactions contemplated by the Investment Agreement, or (y) Class A Common Stock issued pursuant to the settlement of the CVRs pursuant to the CVR Agreement.

                  As used in this definition of Registrable Securities, (A) the term "Class A Common Stock" shall include any shares of stock or other securities into which or for which shares of Class A Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Class A Common Stock (or such shares of stock or other securities into which or for which shares of Class A Common Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event and (B) the term "Preferred Stock" shall include any shares of stock or other securities into which or for which shares of Preferred Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Preferred Stock (or such shares of stock or other securities into which or for which shares of Preferred Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

                  As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as (A) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission in accordance with this Agreement and declared effective under the 1933 Act, (B) based on an opinion of counsel reasonably acceptable to the Company and the Holder of such Registrable Securities, such Registrable Securities are eligible for sale in their entirety pursuant to Rule 144 in a 150-day period, based on the then average trading volume of such Registrable Securities, (C) such Registrable Securities shall have been otherwise sold, transferred or disposed of by a Holder to any person that is not a Holder or (D) such Registrable Securities shall have ceased to be outstanding.

                  "Registration Expenses" means any and all expenses incident to the Company's performance of or compliance with the provisions of this Agreement, including (i) the fees, disbursements and expenses of the Company's counsel and accountants (including in connection with the delivery of opinions and comfort letters); (ii) all expenses and fees of compliance with securities and blue sky laws; (iii) all expenses and fees, including filing fees, in connection with the preparation, printing and filing of one or more registration statements (and amendments thereto) pursuant to this Agreement; (iv) the cost of producing or printing any agreements among underwriters and underwriting agreements and any blue sky memoranda and legal investment memoranda; (v) the expenses and fees, including filing fees, incident to securing any required review by the National Association of Securities Dealers, Inc. of the Registrable Securities to be disposed of or the terms of any disposition of Registrable Securities; (vi) all fees and expenses payable in connection with the quotation of any Registrable Securities on any automated



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                                                                               4


interdealer quotation system or the listing of any Registrable Securities on any securities exchange on which the Class A Common Stock is then quoted or listed;
(vii) all transfer agents' and registrars' expenses and fees in connection with any offering or disposition of Registrable Securities; (viii) all security engraving and security printing expenses; (ix) all messenger and delivery expenses and fees; provided, however, that Registration Expenses shall exclude
(w) all transfer taxes, if any, relating to the sale or disposition of the Registrable Securities; (x) all underwriting discounts and underwriting commissions, if any, in connection with the sale of any Registrable Securities;
(y) the fees and expenses of counsel and other advisors for any Holder and (z) all out-of-pocket expenses of the underwriters, if any, including fees and expenses of counsel for the underwriters.

                  "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the 1933 Act.

                  "Section 2.04 Period" has the meaning ascribed thereto in
Section 2.04.

                  "Section 2.06(e) Period" has the meaning ascribed thereto in
Section 2.06(e).

                  "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered pursuant to this Agreement.

                  Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                               Registration Rights

                  SECTION 2.01. Piggy-Back Registration. (a) Whenever during the Effective Period the Company shall propose to file a registration statement under the 1933 Act relating to its Class A Common Stock (other than pursuant to a registration statement on Form S-4 (or any other registration statement registering shares to be issued in a merger, consolidation, acquisition or similar transaction) or Form S-8 or any successor forms, or an offering of securities in connection with an exchange offer to existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan), whether or not for its own account, the Company shall
(i) provide a written notice at least 30 days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all (subject to Section 2.01(b)) of the Registrable Securities held by such Holder included among the securities to be covered thereby and (ii) at the written request of any such Holder received by the Company within 20 days after the date of such written notice from the Company, include (subject to Section 2.01(b) and such Holder's compliance with Section 2.11(c)) among the securities covered by such registration statement the number of Registrable Securities that such Holder shall have requested be so included (a "Piggy-back Registration"). The Company shall require the lead or managing underwriter, if any, of any proposed underwritten offering to permit the



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                                                                               5


Holders of Registrable Securities requested to be covered by the registration statement for such offering to include (subject to Section 2.01(b) and such Holder's compliance with Section 2.11(c)) such securities in such offering on the same terms and subject to the same conditions as any similar securities included therein; provided, however, that the Company shall not be required under this Section 2.01(a) to use any efforts to cause any lead or managing underwriter of any such offering to permit any such Holder to include any such securities in such offering unless such Holder accepts the terms of any underwriting agreed upon between the Company (and any other Holder whose securities are included in such offering) and such underwriter (and any other underwriter) and performs such Holder's obligations thereunder.

                  (b) Each Holder of Registrable Securities desiring to participate in a Piggy-back Registration may include shares of Class A Common Stock in any registration statement relating to such offering to the extent that the inclusion of such shares of Class A Common Stock shall not reduce the number of shares of Class A Common Stock to be offered and sold by the Company pursuant thereto. If the Company or lead or managing underwriter for an underwritten offering pursuant to Section 2.01(a) determines that marketing factors require a limitation on the number of shares of Class A Common Stock to be offered and sold by the stockholders of the Company in such offering, there shall be included in the offering only that number of shares of Class A Common Stock of stockholders of the Company that the Company or such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all the shares of Class A Common Stock that the Company desires to sell for its own account (including a material reduction in the price per share of the shares of Class A Common Stock to be sold).

                  In such event, and provided the lead or managing underwriter has so notified the Company in writing (if applicable), the number of shares of Class A Common Stock to be offered and sold by stockholders of the Company, including Holders of Registrable Securities desiring to participate in such offering, shall be allocated among such stockholders of the Company pro rata on the basis of the relative number of shares requested to be included therein by each such stockholder.

                  (c) Nothing in this Section 2.01 shall create any liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a registration statement proposed to be filed pursuant to Section 2.01(a) or to withdraw a registration statement filed pursuant to Section 2.01(a) subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice under this Section 2.01 or otherwise; provided that the Investor shall be entitled to initiate or continue such registration as a Demand Registration pursuant to Section 2.02 following such failure to file or withdrawal to the extent that such registration by the Investor would otherwise satisfy the requirements of Section 2.02 and provided further that the Company shall be obligated to pay all Registration Expenses to the extent incurred in connection with any such registration statement proposed to be filed or withdrawn subsequent to its filing.

                  (d) A request by Holders to include Registrable Securities in a proposed underwritten offering pursuant to Section 2.01(a) shall not be deemed to be a request for a Demand Registration.

                  SECTION 2.02. Demand Registration. (a) Upon written notice to the Company from the Investor at any time during the Effective Period (the "Demand Request") requesting that the Company effect the registration under the 1933 Act of any or all of the Registrable Securities held by the Investor or any other Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall prepare and, as promptly as is practicable, and in any event within 60 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to be declared effective under the 1933 Act for purposes of dispositions in accordance with the intended method or methods of disposition stated in such request. Notwithstanding any other provision of this Agreement to the contrary:

                  (i) the Investor may exercise its rights to request registration in respect of Registrable Securities held by the Investor or any other Holder under this Section 2.02(a) on not more than four occasions (each such registration being referred to herein as a "Demand Registration"); and

                  (ii) the Company shall not be required to effect more than one Demand Registration in any calendar year.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by the Investor pursuant to this
Section 2.02 shall not be deemed to have been effected, and, therefore, not requested and the rights of the Investor shall be deemed not to have been exercised for purposes of Section 2.02(a), (i) if the Investor has not received notice (confirmed by the Commission) that such Demand Registration has become effective under the 1933 Act or (ii) if such Demand Registration, after it became effective under the 1933 Act, was not maintained effective under the 1933 Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other Governmental Entity solely on the account of a material misrepresentation or omission of the Investor) for at least 120 days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable)).

                  The time periods referred to in the preceding sentence shall be extended, with respect to any Demand Registration, by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration.

                  If a Demand Request is made by the Investor during the Effective Period but the related Demand Registration shall be deemed not to have been exercised under the circumstances set forth in this Section 2.02(b), then the Investor shall be deemed not to have used one of its rights to request a Demand Registration under this Section 2.02 and shall continue to have such right.

                  (c) The Company shall have the same rights to piggy-back any shares of Class A Common Stock on a Demand Registration initiated pursuant to this Section 2.02 as a Holder of Registrable Securities would have in a Piggy-back Registration, and other stockholders of the Company may exercise any piggy-back registration rights granted to them by the Company with


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                                                                               7


respect to such Demand Registration; provided however, that notwithstanding anything to the contrary in this Agreement, if the lead or managing underwriter referred to in Section 2.03 determines that marketing factors require a limitation on the number of shares of Class A Common Stock to be offered and sold pursuant to such Demand Registration, there shall be included in the offering only that number of shares of Class A Common Stock that such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering (including a material reduction in the price per share of the Registrable Securities to be sold). In such event, the shares of Class A Common Stock to be included in such Demand Registration shall be apportioned (i) first, to any Registrable Securities that the Holders propose to sell in such Demand Registration, pro rata among such Holders on the basis of the relative number of Registrable Securities requested to be included therein by each such Holder, (ii) second, to any Class A Common Stock that the Company proposes to sell in such Demand Registration and (iii) third, among any shares of Class A Common Stock that other stockholders of the Company propose to sell in such Demand Registration, pro rata among such stockholders on the basis of the relative number of shares requested to be included therein by each such stockholder.

                  SECTION 2.03. Other Matters in Connection with Registrations. In the event that any Demand Registration shall involve, in whole or in part, an underwritten offering, the Investor shall have the right to designate an underwriter or underwriters as the lead or managing underwriter or underwriters of such underwritten offering, subject to the approval of Company, which approval shall not be unreasonably withheld.

                  SECTION 2.04. Certain Delay Rights. Notwithstanding any other provision of this Agreement to the contrary, if at any time while a registration statement relating to a Piggy-back Registration or a Demand Registration is effective, the Company provides written notice to each Holder of Registrable Securities covered by any such registration statement that the Board of Directors has determined, in its reasonable business judgment, that it would be materially disadvantageous to the Company (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with or otherwise adversely affect in any material respect any acquisition, financing, corporate reorganization or other material transaction or development involving the Company (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth in general terms the reasons for such determination, the Company may refrain from maintaining current the prospectus contained in such registration statement until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to each Holder or Registrable Securities covered by such registration statement).

                  Furthermore, notwithstanding any other provision of this Agreement to the contrary, with respect to any registration statement filed, or to be filed, pursuant to Section 2.01 or 2.02, if the Company provides written notice to each Holder of Registrable Securities to be covered by such registration statement that the Board of Directors has determined, in its reasonable business judgment, that it would be materially disadvantageous to the Company (because of a Disadvantageous Condition) for such a registration statement to be maintained effective, or to be filed or to become effective, and setting forth in general terms the reasons for such determination, the Company shall be entitled to cause such registration statement to be


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                                                                               8


withdrawn or the effectiveness of such registration statement to be terminated, or, in the event no registration statement has been filed, the Company shall be entitled to not file such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to each Holder of Registrable Securities covered, or to be covered, by such registration statement).

                  With respect to each Holder of Registrable Securities covered by any registration statement relating to a Piggy-back Registration or a Demand Registration, upon receipt by such Holder of any notice from the Company of a Disadvantageous Condition, such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists. Furthermore, if so directed by the Company by such notice, such Holder will deliver to the Company all copies (other than permanent file copies) then in such Holder's possession of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice. In the event that the Company makes an election under this Section 2.04, each Holder agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith.

                  Notwithstanding any other provision of this Agreement to the contrary, (i) the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with a Demand Registration may not be delayed under this Section 2.04 for more than a total of 90 days in any twelve-month period and (ii) neither the filing nor the effectiveness of any registration statement under Section 2.02 may be delayed for more than a total of 90 days pursuant to this Section 2.04. The time period during which any registration statement under Section 2.02 must be maintained effective pursuant to Section 2.02(b) shall be extended by the number of days in any delay period imposed pursuant to this Section 2.04 (a "Section 2.04 Period"). In no event shall the Company be entitled to delay the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with any Demand Registration or to delay the filing or effectiveness of any registration statement under Section 2.02 unless the Company shall (i) concurrently prohibit sales by other security holders under registrable statements covering securities held by such other securityholders and (ii) forbid purchases and sales of securities of the Company in the open market by senior executives of the Company, other than pursuant to a "written plan for trading securities", as such phrase is used under Rule 10b5-1 under the Exchange Act.

                  In the event any registration statement in respect of a Demand Registration is withdrawn or the effectiveness of such registration statement is terminated, or a registration statement is not filed in respect of a Demand Registration, in each case pursuant to this Section 2.04, then the Investor shall have the right to withdraw its request for such Demand Registration at any time following receipt of any notice from the Company of a Disadvantageous Condition, and, if the Investor so withdraws its request, the Investor shall be deemed not to have used one of its rights to request a Demand Registration under
Section 2.02 and shall continue to have such right.

                  SECTION 2.05. Expenses. Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses with respect to each registration under this Agreement.

                  SECTION 2.06. Registration and Qualification. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Securities under the 1933 Act as provided in
Section 2.01 or 2.02, the Company shall as promptly as practicable (but subject, in the case of any registration as provided in Section 2.02, to the provisions thereof):

                  (a) prepare and file with the Commission (within 60 days after such request) a registration statement (as well as any necessary supplements and amendments thereto) which counsel for the Company shall deem appropriate on such form as shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof and use its best efforts to cause such registration statement to become effective and remain effective until the earlier to occur of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) 120 days after such registration statement becomes effective which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration; provided, however, that, before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (x) provide counsel selected by the Investor with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which shall be subject to the review and approval (which approval shall not be unreasonably withheld) of such counsel, and (y) notify each Selling Holder and such counsel of any stop order issued or, to the best knowledge of the Company, threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) 120 days after such registration statement becomes effective which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition set forth in such registration statement;

                  (c) furnish, without charge, to each Holder of such Registrable Securities and to any underwriter of such Registrable Securities, prior to the filing of such registration statement, copies of such registration statement as proposed to be filed and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto), the prospectus included in such registration statement (including each


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                                                                              10


preliminary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the sale of the Registrable Securities by the Selling Holders;

                  (d) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such Registration Statement requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition of the Registrable Shares held by such Holder in such jurisdictions; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 2.06(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) promptly notify each Selling Holder in writing (i) at any time when a prospectus relating to such Registrable Securities is required to be delivered under 1933 Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) of any request by the Commission or any other Governmental Entity for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (the number of days from (x) the date the written notice contemplated by this paragraph (e) is given by the Company to
(y) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by this paragraph (e) is referred to in this Agreement as a "Section 2.06(e) Period");

                  (f) use its commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by such Registration Statement to consummate the disposition of the Registrable Securities held by such Holder;

                  (g) enter into and perform customary agreements (including an underwriting agreement in customary form, if the offering is underwritten) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and each Selling Holder shall also enter into and perform its obligations under such agreements;

                  (h) make available for inspection by any lead or managing underwriter participating in any disposition pursuant to such registration statement, any Selling Holder, counsel selected by the Investor and any attorney, accountant or other agent retained by any lead or managing underwriter, or the Investor (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility and cause the Company's officers, directors and employees and the independent public accountants of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement. Any Records that the Company determines, in good faith, to be confidential and in respect of which the Company notifies each Selling Holder that such Records are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the applicable registration statement (in which case, the Selling Holders shall cooperate with the Company in seeking confidential treatment of such Records) or
(y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of such Records;

                  (i) in the event such sale is effected pursuant to an underwritten offering, obtain a "comfort" letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as counsel for the lead or managing underwriter or counsel for the Investor reasonably requests;

                  (j) furnish, at the request of any Selling Holder, on the date such Registrable Securities are delivered to any underwriter for sale pursuant to such registration or, if such Registrable Securities are not being sold through any underwriter, on the date the registration statement with respect to such Registrable Securities becomes effective, an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to each Selling Holder, covering such legal matters with respect to the registration as any Selling Holder may reasonably request and are customarily included in such opinions;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to each Selling Holder, as soon as reasonably practicable, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the 1933 Act;

                  (l) cause all such Registrable Securities to be quoted on each interdealer quotation system or listed on each securities exchange, if any, on which other securities of the same class issued by the Company are then quoted or listed (subject to notice of issuance); provided that the applicable listing requirements are satisfied;

                  (m) use its commercially reasonable efforts to assist the Selling Holders in the marketing of Registrable Securities in connection with underwritten offerings (including, to the extent reasonably consistent with work commitments, using reasonable efforts to have officers of the Company participate in "road shows" and analyst or investor presentations scheduled in connection with such registration provided that the Selling Holders shall give such officers reasonable advance notice concerning the scheduling of any such presentations);

                  (n) if requested, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters;

                  (o) promptly notify the Selling Holders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (p) cause the Registrable Securities to be included in any registration statement not later than the effective date of such registration statement;

                  (q) cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                  (r) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

                  (s) keep each Selling Holder reasonably advised as to the initiation and progress of such registration.

                  SECTION 2.07. Underwriting. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.02(a), the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Sections 2.06(i) and 2.06(j), respectively. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08.

                  SECTION 2.08. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, agents, trustees, stockholders and each person, if any, who controls each Holder (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) and any investment advisor of such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplements thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such untrue statement or omission or alleged untrue statement or omission was made (x) in reliance upon and in conformity with any information furnished to the Company in writing by such Holder or, if applicable, the underwriters, legal counsel, or other agents of such Holder, expressly for use therein, (y) in any prospectus used after such time as the Company advised such Holder in writing that the filing of a post-effective amendment or supplement thereto was required, other than such prospectus as so amended or supplemented or (z) in any prospectus used after such time as the obligation of the Company to keep such prospectus effective and current shall have expired or (ii) any violation by the Company of the 1933 Act or the 1934 Act in connection with such registration. The Company shall also indemnify any underwriters of the Registrable Securities, their officers and directors and each person that controls such underwriters (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) to the same extent and subject to the same limitations as provided in this Section 2.08 with respect to the indemnification of the Holders; and provided further that the Company shall not be liable for an underwriter's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement.

                  (b) In connection with any registration statement pursuant to which Registrable Securities owned by any Holders are being registered as provided in Section 2.01 or 2.02, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request for use in connection with any such registration statement or related prospectus and agrees to indemnify and hold harmless the Company, its officers, directors, agents, trustees and stockholders and each person, if any, that controls the Company (within the meaning of either Section 15 of the 1993 Act or Section 20 of the 1934 Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, damages, liabilities and expenses are caused by information furnished in writing to the Company by such Holder, or, if applicable, the underwriters, legal counsel, or other agents of such Holder, expressly for use therein; provided however that in no event shall any Holder be required to indemnify any person described in this Section 2.08(b) in an amount in excess of the amount of the net proceeds received by such Holder in connection with sales of Registrable Securities covered by any such registration under the Securities Act.

                  (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually substantially prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless based on the advice of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action and the prompt undertaking of such defense with counsel reasonably acceptable to the indemnified party, the indemnifying party shall not be liable to the indemnified party under this Section 2.08 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.08 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party (such consent not to be unreasonably withheld, delayed or conditional). The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof unless (i) the indemnifying party agrees to pay such costs or (ii) the indemnifying party fails to promptly assume and continue the defense of such claim or action with counsel reasonably satisfactory to the indemnified party.

                  (d) If the indemnification provided for in this Section 2.08 from an indemnifying party shall for any reason be unavailable to an indemnified party (other than in accordance with its terms) in respect of any loss, claim, damage, liability or expense referred to herein, then such indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions (or actions) that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability or expense in respect thereof referred to above in this paragraph (d), shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph (d). Notwithstanding any other provision of this Section 2.08, no Holder shall be required to contribute any amount in excess of the amount by which the proceeds of the offering received by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering, and not joint.

                  (e) The obligations of the parties under this Section 2.08 shall be in addition to any liability that any party may otherwise have to any other party.

                  SECTION 2.09. Holdback Agreements. (a) From the date of this Agreement to the date on which the Merger Agreement is terminated in accordance with its terms, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any sale or distribution (including any open market sales and any offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of any Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving such securities.

                  (b) To the extent not inconsistent with applicable law, in the event that any Registrable Securities shall be registered in connection with an underwritten offering, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any public sale or distribution (including any open market sales and any offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving any such securities, during the 14 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration, in each case if and to the extent requested by the Company or the lead or managing underwriter of such underwritten offering.

                  (c) In connection with any registration of Registrable Securities in connection with an underwritten offering, the Company agrees not to effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities (except pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar forms thereto) during the 20 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration.

                  (d) In the event of a proposed offering of debt or equity securities by the Company for its own account at any time during the Effective Period, whether or not such offering is to be registered under the 1933 Act or any Registrable Securities shall be registered in connection therewith, if requested in writing by the Company, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any public sale or distribution (including any open market sales and offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving any such securities, for such period prior to or following such offering, not to exceed 75 days in any calendar year, as the Company may so request.

                  SECTION 2.10. Priority Rights of Holders. The Company hereby agrees not to enter into any agreement for the registration, sale or distribution of any of the Company's securities with terms that conflict with the terms set forth in this Agreement with respect to each Holder.

                  SECTION 2.11. Holder Covenants. Each Holder hereby covenants and agrees that:

                  (a) it will not sell any Registrable Securities under any registration statement covering Registrable Securities until is has received notice from the Company that such registration statement and any post-effective amendments thereto have become effective; provided that the Company shall notify each Holder promptly when such registration statement and any post-effective amendments thereto have become effective;

                  (b) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities pursuant to a registration statement;

                  (c) it shall promptly furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Company may request in writing and shall otherwise cooperate with the Company to the extent such information or cooperation is required in connection with any registration, qualification or compliance referred to in this Agreement;

                  (d) it shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company or of the happening of any event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding the Holder or the distribution of such Registrable Securities or omits to state any material fact regarding the Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to the Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  SECTION 2.12. Termination. Effective immediately upon the consummation of the transactions contemplated by the Merger Agreement, this Agreement (other than Article III, which shall survive such termination) shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto.

                                  ARTICLE III

                                  Miscellaneous

                  SECTION 3.01. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Company, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

                  SECTION 3.02. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile (upon receipt of confirmation), or if mailed, one day after mailing, as follows:

                  (a) If to the Company, to:

                           EchoStar Communications Corporation
                           5701 South Santa Fe Drive
                           Littleton, Colorado 80120
                           Fax: 303-723-1699

                           Attention: David K. Moskowitz, General Counsel with a copy to:

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, NY 10004
                           Fax: 212-558-3588

                           Attention: Francis J. Aquila and John J. O'Brien

                  (b) If to the Investor or any other Holder, to:

                           Vivendi Universal
                           42, Avenue de Friedland
                           75380 Paris Cedex 08
                           France
                           Fax: 33-1-7171-1414

                           Attention: Mr. Guillaume Hannezo

                           with a copy to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Fax: 212-474-3700

                           Attention:  Faiza J. Saeed

                  SECTION 3.03. Interpretation. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (b) For all purposes hereof:

                  "including" means including, without limitation.

                  "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

                  SECTION 3.04. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  SECTION 3.05. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 3.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) except for the provisions of
Section 2.08, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  SECTION 3.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

                  SECTION 3.08. Assignment. Except as provided in clause (ii) or
(iii) of the definition of Holder, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  SECTION 3.09. Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court or any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than a New York state court or any Federal court sitting in the State of New York or any Colorado state court or Federal court located in the State of Colorado and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

                  IN WITNESS WHEREOF, the Company and the Holders have caused this Agreement to be duly executed as of the day and year first above written.


                                          ECHOSTAR COMMUNICATIONS CORPORATION,

                                          by
                                              /s/ David K. Moskowitz
                                            ------------------------------------
                                            Name: David K. Moskowitz
                                            Title: Senior Vice President
                                                   and General Counsel


                                          VIVENDI UNIVERSAL, S.A.,

                                          by
                                               /s/ Jean-Marie Messier
                                            ------------------------------------
                                            Name: Jean-Marie Messier
                                            Title: Chairman and Chief
                                                   Executive Officer